Exhibit 10.18

PNC Bank, National Association

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

November 24, 2004

Worthington Receivables Corporation

1205 Dearborn Drive

Columbus, Ohio 43085

Attention: Randal I. Rombeiro

Re:	Extension of Facility Termination Date

Ladies and Gentlemen:

Reference is hereby made to that Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, amended and restated, or otherwise modified from time to time, the “Agreement”), among each of the undersigned hereto. Terms used herein and not defined herein shall have the meanings set forth in the Agreement.

As you have requested pursuant to Section 1.10 of the Agreement, we hereby agree to extend the Facility Termination Date to November 23, 2005. Accordingly, clause (a) of the definition of “Facility Termination Date” as set forth in Exhibit I to the Agreement is hereby amended by replacing the date “November 24, 2004” with the date “November 23, 2005” therein.

If the foregoing is acceptable to you, please execute the enclosed copies of this letter and return them to the undersigned. Your execution of this letter shall constitute your representation and warranty that all necessary corporate action has been taken to extend the Facility Termination Date contemplated hereby. This letter may be executed in counterparts and shall be effective following our receipt of the fully executed counterpart hereto and once the Seventh Amendment to the Market Street Funding Corporation Liquidity Asset Purchase Agreement and the Third Amendment to the Liberty Street Funding Corp. Liquidity Asset Purchase Agreement become effective.

(Continued on following page)

IN WITNESS WHEREOF, the parties have executed this letter as of the date first written above.

MARKET STREET FUNDING CORPORATION
as a Purchaser

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Administrator and a Purchase Agent

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	Vice President

LIBERTY STREET FUNDING CORP.,
as a Purchaser

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as a Purchaser Agent

By:	/s/ Norman Las
Name:	Norman Las
Title:	Managing Director

FIFTH THIRD BANK,
as a Purchaser Agent and as a Purchaser

By:	/s/ Brian J. Gardner
Name:	Brian J. Gardner
Title:	AVP

ACKNOWLEDGED as of the date
first written above:

WORTHINGTON RECEIVABLES CORPORATION
as Seller

By:	/s/ Randal I. Rombeiro
Name:	Randal I. Rombeiro
Title:	Treasurer